Prospectus Supplement	November 30, 2015

Supplement to the prospectus of each Putnam retail open-end fund and Putnam Dynamic Asset Allocation Equity Fund

The following replaces similar disclosure in the section Distribution plans and payments to dealers:

Program servicing payments, which are paid in some instances to dealers in connection with investments in [the/a] fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Supplement to the prospectus of each Putnam retail open-end fund (excluding Putnam Global Sector Fund, Putnam Money Market Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds and Putnam Tax-Exempt Money Market Fund) and Putnam Dynamic Asset Allocation Equity Fund

The following replaces similar disclosure in the section [How does the fund price its shares?/How do the funds price their shares?]

[The/Each] fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices.

Supplement to the prospectus of each Putnam retail open-end fund offering class Y shares

The following bullet point replaces similar disclosure regarding investors eligible to purchase class Y shares under the subsection Here is a summary of differences among the classes of shares in the section How do I buy fund shares?:

- current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, individual retirement accounts (IRAs), and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations

Supplement to the prospectus of each Putnam retail open-end fund offering class Y shares, excluding Putnam AMT-Free Municipal Fund, Putnam Arizona Tax Exempt Income Fund, Putnam California Tax Exempt Income Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax

Exempt Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Tax Exempt Income Fund and Putnam Tax-Free High Yield Fund

The following bullet point supplements disclosure regarding investors eligible to purchase class Y shares under the subsection Here is a summary of differences among the classes of shares in the section How do I buy fund shares?:

- personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

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Statement of Additional Information Supplement	November 30, 2015

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS AND PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND, PUTNAM MONEY MARKET LIQUIDITY FUND, AND PUTNAM MORTGAGE OPPORTUNITIES FUND

The following replaces similar disclosure in the sub-section “Sales without sales charges or contingent deferred sales charges” under the heading “HOW TO BUY SHARES”:

(ii) clients of administrators or other service providers of employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management or Putnam Investor Services, Inc. or an affiliate (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);

The sub-section “Additional Dealer Payments” under the heading “DISTRIBUTION PLANS” is revised as follows:

The seventh paragraph is replaced with the following:

Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The ninth paragraph is replaced with the following:

As noted above, this list of program servicing recipients above is for the year ended December 31, 2014. Subsequent to that date, Putnam changed its reporting approach for certain firms that provide administrative services, which may result in fewer firms being listed for 2015. Additional or different dealers may also receive program servicing payments in 2015 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2014 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

The eleventh paragraph is replaced with the following:

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

The thirteenth paragraph is deleted in its entirety.

The second paragraph under the heading “DETERMINATION OF NET ASSET VALUE” is replaced with the following:

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

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